UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 06, 2023

INOGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36309	33-0989359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Coromar Drive
Goleta, California		93117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 562-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INGN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation of Executive Vice President, Operations

On February 6, 2023, Inogen, Inc. (the “Company”) and Bart Sanford, Executive Vice President, Operations of the Company, mutually determined that Mr. Sanford would separate from the Company on or before March 1, 2023.

In connection with Mr. Sanford’s separation as Executive Vice President, Operations, Mr. Sanford and the Company entered into a transition agreement and release, whereby Mr. Sanford agreed to provide transition services to the Company in his current role until, at the latest, March 1, 2023.

The transition agreement provides that during the period Mr. Sanford provides these transition services, he will continue to receive his current base salary, receive employment benefits pursuant to the Company’s benefit plans as in effect, and vest in his Company equity awards according to their terms.

The transition agreement also provides that subject to (i) Mr. Sanford’s execution of the transition agreement and his timely execution of the supplemental release agreement attached to the transition agreement following the termination of his employment with the Company, (ii) both agreements going into effect and (iii) his fulfillment of all of the terms and conditions of both agreements, the Company will (a) provide for the continuation of payments of his base salary for 12 months from the effective date of his separation and (b) pay for a portion of the premium payments for COBRA coverage equal to the Company-paid portion for such benefits as of immediately before the date his employment terminates for a period of up to 18 months (or taxable monthly payments for the equivalent period in the event the Company determines that the COBRA subsidy could violate applicable law).

The summary of Mr. Sanford’s transition agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the transition agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Transition Agreement and Release between the Company and Bart Sanford, dated February 10, 2023.
104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

Date:	February 10, 2023	By:	/s/ Kristin Caltrider
Kristin Caltrider Executive Vice President Chief Financial Officer Treasurer (Principal Accounting and Financial Officer)